Exhibit 99.1
Clinical Data, Inc. (r) Non-Deal Roadshow January 17, 2007

Forward-Looking Statements SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business, technology and intellectual property obtained in our acquisitions; our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether vilazodone will advance further in the clinical trials process and whether and when, if at all, vilazodone will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether vilazodone will be successfully marketed if approved; the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety; our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenetic and biomarker products and services; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006, and September 30, 2006, and our Current Reports on Form 8-K filed with the Securities and Exchange Commission. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Corporate Snapshot NASDAQ: CLDA Market Cap: ~$160 million Annualized Revenues of $85.0 million plus (on a pro forma basis) Approximately 400 employees (160 in Genomics Divisions) International presence US, UK, France, Netherlands & Italy GLP, GMP, CLIA, ISO 9001, EN13485, CE

Divisional Structure Vilazodone Phase III SSRI/5HT1A

Corporate Mission Statement Emerge as the leading pure play in pharmacogenetic based services, testing and therapeutics. The Company will leverage its leading capabilities and experience in genetic marker development, validation and commercialization to provide novel, high value and proprietary diagnostics leading to more efficacious, safer and less-costly, "targeted" therapies. PGxHealth is dedicated to bringing the value of pharmacogenetic testing into mainstream clinical care to benefit providers, payers and patients.

Divisional Overview PGxHealth Division Leading position in pharmacogenetic diagnostics - strong follow on pipeline Proprietary, high-margin Therapeutic Diagnostics(tm) High-growth area of molecular diagnostics with significant ROI Targeted to payers and providers Vilazodone (SSRI / 5HT1A) Dual-acting serotonergic agent in Phase III pivotal clinical trials with plan for companion pharmacogenetic test Genetic marker test designed to increase vilazodone efficacy in target populations Cogenics Division Leading provider of pharmacogenomics and molecular services including genotyping, sequencing, gene expression and other related services Extensive domestic and international client base Clients include pharmaceutical, biotech, government, academic and agricultural firms Vital Diagnostics Division Well-established, global in vitro diagnostics business

Corporate Strategy PGxHealth Advance intellectual property and genetic marker development to commercialize scientifically valid and clinically meaningful pharmacogenetic tests (commit to 4-5 new test launches per year) Optimize vilazodone franchise: Complete first pivotal trial and identify genetic markers for vilazodone response (Q3 2007) Cogenics Grow revenue and make profitable as stand alone division Introduce cutting-edge, higher margin products to market (pain chip, LQT for clinical trials) Leverage offerings to support PGxHealth's development of genetic markers and pharmacogenetic diagnostics Vital Diagnostics Grow analyzer and reagent market penetration Improve distribution relationships Determine strategic value to company mission

# Key Achievements

- Built seasoned management team
- Improved cash burn significantly Q-over-Q
- Vilazodone Phase III trial results expected Q3 2007
- Demonstrated substantial growth in revenue from existing pharmacogenetic test
  - LQT test revenue on track to more than double YOY
- Announced launch of following tests:
  - Warfarin (October 2006)
  - Clozapine-Induced-Agranulocytosis (January 2007)
  - Rituximab (January 2007)
- Closed numerous business development opportunities:
  - In-licensed new genetic markers relating to therapeutics response and safety in CNS, CV, Oncology and other areas that will lead to novel pharmacogenetic tests
  - Announced landmark Pharmacare (CVS) partnership - first of its kind
  - Introduced Long QT test into clinical trials through Quintiles partnership
  - Established overseas distribution agreement for Long QT test - expanding distribution channels

CLINICAL DATA
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Financial Performance Fiscal Q2 (September 30, 2006) Q4 2006 Q1 2007 Q2 2007 During last three quarters Clinical Data advances toward break-even Excluding the impact of Q2 restructuring and severance charges ($1.4M) from recent acquisitions Clinical Data approaches break-even

Vilazodone

Vilazodone Opportunity Primary Indication: Treatment of depression Market: 17 million Americans take depression drugs >$12 billion dollars in US Profile: New generation, genetically guided dual serotonergic antidepressant Mechanism of Action: Unique molecule Both Selective Serotonin Reuptake Inhibitor (SSRI) and 5HT1A partial agonist Development Stage: Phase III clinical trial in progress > 75% enrollment completed Licensed from Merck KGAA, September 2004

Vilazodone Development Plan: Milestones Discover genetic markers for response: results Q3 2007 Enrich second pivotal study with biomarkers Study targeted to be completed by year-end 2008 Conduct long-term safety study in parallel with second pivotal trial Manufacture commercial supply NDA Filing: 2009 PGxHealth to develop companion diagnostic test for vilazodone

Value of Clinical Pharmacogenetics Substantially reduces therapeutic costs and overall cost-of-care Improves patient outcomes Higher returns compared with traditional diagnostics -- leverages proprietary IP Supports quality measures and pay-for-performance initiatives Supports regulatory calls for use of pharmacogenetics in clinical care and drug labeling Creates new revenue streams for clients (as other revenue sources contract) PGxHealth is an emerging leader in commercializing pharmacogenetic tests to guide drug therapy

Pharmacogenetic Tests: Addressing Unmet Needs Current Trial and Error Treatment Approach Is Costly Pharmacogenetic tests will help physicians determine the best course of treatment faster upon diagnosis of disease Patient Response to Therapeutics Varies Widely Pharmacogenetic efficacy markers can identify those who will best respond to certain drugs Patient Safety Remains A Major Problem Pharmacogenetics safety markers identify patients most likely to develop serious adverse drug reactions

Sizing The US PGxHealth Market (5) Notes: (1) Initial individual test (2) "Family" test once mutation is identified (3) Estimated price only (4) Prevalence & Penetration rates exclude Europe Market $ Test (1) Retail Price / Test Penetration Rate Familion 5,400 $ 15% 81.0M $ Cardiovascular Long Q/T 900 ~100,000 (U.S.) 1/3,000 40.0M (2) Innate Rituximab Clozapine Induced Agranulocytosis CPVT Exclusive Disease Prevalence 13.5M $ 15% $ Warfarin Diagnostic or Targeted Response / Therapeutic Area ~2,000,000 (U.S.) Annually ~ $ 300 - 500 5% $ (3) Exclusive Non-exclusive Coumadin Rx / Warfarin Cardiovascular Non-exclusive Exclusive Follicular Non-Hodgkin's Lymphoma ~28,000 (U.S.) Annually ~ $ 2,000 - 3,000 CIA ~225,000 (U.S.) Annually 10.5M $ 15% Oncology Central Nervous System (CNS) (3) Schizophrenia Rx 16.8M $ Exclusive 250 - 750 ~ $ (3) 15% Non-exclusive ~28,000 (U.S.) 1/10,000 2,000 - 3,000 ~ $ (3) Cardiovascular Catecholaminergic Polymorphic Ventricular Tachycardia 15% 10.5M $ (4) (4) (Opportunities for RA and Chron's Disease) (5) Not indicative of actual market penetration rates (5) (5)

PGxHealth Product Portfolio Pharmacogenetic Test Pipeline Examples Test Therapy/Pathology Therapeutic Area Drug Metabolizing Enzymes Various (CYP for Specific Drug Metabolism) Various (CNS, GI, Oncology) UGT1A1 Irinotecan (Camptosar(r)) Oncology Schizophrenia & Bipolar Test Expansion Typical & Atypical Antipsychotics CNS Response to Monoclonal Antibodies Various (Rituxan(r), Remicade(r)) Inflammatory Diseases (RA, Crohn's, etc.)

Cogenics Overview Leading provider of high-quality sequencing, gene expression, genotyping and other molecular services worldwide Unique range of services Pharmaceutical, biotech, agricultural, government and academic clients Full range of regulatory compliance Operational sites in the US (Texas, Connecticut, North Carolina) and Europe (France and UK) Intersects with next generation genomic testing for diagnostics and targeted drug therapy (companion diagnostics Rx/Dx) Mix of margins - classic, non-proprietary services business Extensive customer base, US and abroad

# Cogenics Service Offerings

Cogenics currently offers 300+ different services, the broadest menu in the industry

- **Sequencing**
  - ABI 3730
- **Genotyping**
  - RFLP Mapping
  - Sequenom
  - Affymatrix microarray
  - Whole Genome association
    - DNA Analysis
    - DME-T
  - Agilent microarray
    - aCGH
- **Molecular Biology Services**
  - Genomic Stability Testing
  - Biodistribution
  - Residual DNA
  - Expression Analysis
    - QPCR
- **Extraction and Banking**
  - Collection Kits
  - DNA Extraction
  - Laser Capture Microdissection
  - BioBanking

**Cogenics supports CLIA, GLP and cGMP regulated environments**

CLINICAL DATA
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# Vital Diagnostics Overview

- Market Leader in Moderate Complexity Diagnostics
- FY 2006 Revenue >$52M *
- ISO 9001, EN13485, CE, FDA
- Products and Services
  - Analyzers
  - Reagents
  - Consulting/Service

- **Vital Scientific NV** *Spankeren, The Netherlands - Instrumentation Development and Production*
- **Clinical Data S&S, Inc** *Smithfield RI and Brea CA - Equipment distribution, reagent manufacturing & consulting*
- **Electa Lab Srl** *Forli, Italy - ESR Immunochemistry Instrumentation*
- *Recently Divested - **Vital Diagnostics Pty. Ltd.** Sydney, Australia - Diagnostics distribution and immunoassay manufacturing*

* *Excludes Revenue from Vital Diagnostics Australia*

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Corporate Overview July 14, 2006 Clinical Data, Inc. (r) www.clda.com Investor inquiries: C. Evan Ballantyne 1-617-527-9933 Ext. 3320 Clinical Data, Inc. (r)